UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2016

TRI Pointe Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	61-1763235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 438-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events

On May 26, 2016, TRI Pointe Group, Inc. (the “Company”) issued $300,000,000 aggregate principal amount of 4.875% Senior Notes due 2021 (the “Notes”) pursuant to the terms of an underwriting agreement dated May 23, 2016 (the “Underwriting Agreement”) among the Company, the guarantors named therein and Citigroup Global Markets Inc., as representative of the several underwriters named therein (the “Underwriters”). The net proceeds from the offering were approximately $295 million, before expenses but after deducting the underwriting discount.

The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 filed on May 23, 2016 (File No. 333-211523) and were issued pursuant to an indenture between the Company and U.S. Bank National Association, as trustee (the “Trustee”), dated as of May 23, 2016 (the “Base Indenture”), as supplemented by the first supplemental indenture between the Company, the guarantors party thereto and the Trustee, dated as of May 26, 2016 (the “First Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Base Indenture and the First Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.1 hereto, Exhibit 4.1 to Form S-3 filed May 23, 2016 and Exhibit 4.1 hereto, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 4.875% Senior Note due 2021, which is filed hereto as Exhibit 4.2, and incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of May 23, 2016, among TRI Pointe Group, Inc., the guarantors named therein and Citigroup Global Markets Inc., as representative of the several underwriters named therein.

4.1	First Supplemental Indenture, dated as of May 26, 2016, among TRI Pointe Group, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 4.875% Senior Note due 2021

5.1	Opinion of Gibson, Dunn and Crutcher LLP

5.2	Opinion of Chapoton Sanders Scarborough, LLP

5.3	Opinion of Titus Brueckner & Levine PLC

5.4	Opinion of Fikso Kretschmer Smith Dixon Ormseth PS

5.5	Opinion of McDonald Carano Wilson LLP

5.6	Opinion of Young Conaway Stargatt & Taylor, LLP

23.1	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

23.2	Consent of Chapoton Sanders Scarborough, LLP (included in Exhibit 5.2)

23.3	Consent of Titus Brueckner & Levine PLC (included in Exhibit 5.3)

23.4	Consent of Fikso Kretschmer Smith Dixon Ormseth PS (included in Exhibit 5.4)

23.5	Consent of McDonald Carano Wilson LLP (included in Exhibit 5.5)

23.6	Consent of Young Conaway Stargatt & Taylor, LLP (included in Exhibit 5.6)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2016

TRI Pointe Group, Inc.

By	/s/ Bradley W. Blank
Bradley W. Blank
Vice President, General Counsel and Secretary